UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):               April 23, 2009

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                         (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Insituform Technologies, Inc. (the “Company”) issued an earnings release on April 23, 2009, to announce its financial results for the quarter ended March 31, 2009.  A copy of the April 23, 2009 earnings release is furnished herewith as Exhibit 99.1.  On April 24, 2009 the Company held a conference call in connection with its April 23, 2009 earnings release.  A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.                Other Events.

On April 22, 2009, the Company held its Annual Meeting of Stockholders for the purposes of (i) electing six directors, (ii) approving the Insituform Technologies, Inc. 2009 Employee Equity Incentive Plan and (iii) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2009.

In accordance with the Company’s majority voting standard in the election of directors, for a director to be elected, the number of shares voted “For” a director must exceed the aggregate number of votes withheld from or cast against that director.  Each of the following nominees for election as a director at the Annual Meeting received a majority of the votes cast in the election, and each was elected as a director of the Company:

J. Joseph Burgess
Stephen P. Cortinovis
Stephanie A. Cuskley
John P. Dubinsky
Juanita H. Hinshaw
Alfred L. Woods

In addition, the proposals to approve the Insituform Technologies, Inc. 2009 Employee Equity Incentive Plan and ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2009 each received the affirmative vote of a majority of the shares entitled to vote on the proposals and were approved and ratified accordingly.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Earnings Release of Insituform Technologies, Inc., dated April 23, 2009, filed herewith.

99.2	Transcript of Insituform Technologies, Inc.’s April 24, 2009 conference call, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    INSITUFORM TECHNOLOGIES, INC.

                    By:    /s/ David F. Morris
                    David F. Morris
                    Senior Vice President, General Counsel
                    and Chief Administrative Officer

Date:  April 28, 2009

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
99.1	Earnings Release of Insituform Technologies, Inc., dated April 23, 2009.
99.2	Transcript of Insituform Technologies, Inc.’s April 24, 2009 conference call.